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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Mortgage Loan Purchase Agreement.

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                          Date of Report: July 29, 2003
                        (Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2003-9
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             (Exact name of registrant as specified in its charter)

        DELAWARE                      333-101550               36-3886007
        --------                      ----------               ----------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
Incorporation)                       File Number)           Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                 60603
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(Address of Principal                                           (Zip Code)
Executive Offices)

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      Registrant's telephone number, including area code, is (312) 904-2000

Item 5.           Other Events.
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                  On July 29, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-9, pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2003, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc., as seller and servicer and JPMorgan Chase Bank, as trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

Exhibit No.                Document Description
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1.1 Underwriting Agreement, dated as of January 23, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

1.2 Terms Agreement dated July 25, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of July 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

4.2 Mortgage Loan Purchase Agreement dated July 29, 2003, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage Corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                       ABN AMRO MORTGAGE
                                                       CORPORATION

                                                       By:/s/ Maria Fregosi
                                                          ------------------
                                                       Name:  Maria Fregosi
                                                       Title: Vice President

Dated: August 18, 2003